Where Intelligence Meets Infrastructure® RBC Global Industrials Conference September 9, 2021

2 NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this press release and have been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking adjusted EBITDA to the comparable GAAP measure, as permitted by Regulation S-K, because certain items, e.g., expenses related to corporate development activities, pension benefits and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, trend descriptions, the COVID-19 pandemic, go-to-market strategies, operational excellence, acceleration of new product development, end market performance, net sales performance, adjusted operating income and adjusted EBITDA performance, margins, capital expenditure plans, litigation outcomes, capital allocation and growth strategies, restructuring efficiencies and warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including the extent, duration and severity of the impact of the COVID-19 pandemic on the Company’s operations and results, including effects on the financial health of customers (including collections), the Company and the financial/capital markets, government-mandated facility closures, COVID-19 related facility closures and other manufacturing restrictions, logistical challenges and supply chain interruptions, potential litigation and claims emanating from the COVID-19 pandemic, and health, safety and employee/labor issues in Company facilities around the world; unexpected or greater than expected increases in costs of raw materials and purchased parts; regional, national or global political, economic, market and competitive conditions; cyclical and changing demand in core markets such as municipal spending; government monetary or fiscal policies; residential and non-residential construction, and natural gas distribution; manufacturing and product performance; expectations for changes in volumes, continued execution of cost productivity initiatives and improved pricing; warranty exposures (including the adequacy of warranty reserves); the Company’s ability to successfully resolve significant legal proceedings, claims, lawsuits or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; changing regulatory, trade and tariff conditions; failure to achieve expected cost savings, net sales expectations, profitability expectations and manufacturing efficiencies from restructuring and consolidation activities and our large capital investments in Chattanooga and Kimball, Tennessee and Decatur, Illinois; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Annual Report on Form 10-K (all of which risks may be amplified by the COVID-19 outbreak). Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance

HISTORY

- Founded over 160 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) June 1, 2006
- Divested U.S. Pipe (April 2012) and Anvil (Jan. 2017)
- Acquired Singer Valve (Feb. 2017) and Krausz Industries (Dec. 2018)
- Acquired i20 Water (June 2021)

LTM FINANCIALS [1]

AS OF JUNE 30, 2021

$ in millions	
Net sales	$1,080.7
Adjusted EBITDA	$215.6
% of net sales [3]	20.1%
Cash Flow from Operations	$185.8
Free Cash Flow	$123.2
Total Debt	$446.6
Total Cash	$228.6
Net Debt to Adjusted EBITDA	1.0 x
Total Liquidity	$373.7

KEY PRODUCTS [2]

END MARKETS [2]

% of Consolidated Net Sales



Hydrants & Gate Valves
Brass Products
Specialty Valve & Repair
Technologies



60-65%
Repair and replacement of municipal water systems
25-30%
Residential construction
<10%
Natural gas utilities

WATER-FOCUSED COMPANY WITH APPROXIMATELY TWO-THIRDS OF NET SALES RELATED TO REPAIR AND REPLACEMENT ACTIVITIES OF UTILITIES

(1) Provided with Q3FY21 earnings press release and presentation on August 4 & 5, 2021.
(2) Key product categories and end market data based on fiscal 2020 information and estimates and includes sales for Infrastructure and Technologies segments.
(3) For LTM 3Q21, the denominator in the adjusted margin calculations shown for Infrastructure and Consolidated excludes net sales of $6.0M associated with the elimination of the one-month reporting lag.

MUELLER Mueller Water Products

4

5 Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets • Aging infrastructure with increasing public awareness driving need for investment requiring a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Prioritizing capital investments to modernize manufacturing facilities, equipment and processes to drive margin expansion and continued investment in product development • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water • Proprietary fixed leak detection, pipe condition assessment, smart metering and software offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.0x net debt leverage and ample liquidity with $373.7 million available • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012

6 Continue to Execute Strategic Priorities to Become World Class Water Technologies Company Bringing Solutions to Critical Water Infrastructure Where Intelligence Meets Infrastructure® Mueller is committed to manufacturing innovative products and creating smart solutions that will solve future challenges, whether it's at the source, at the plant, below the ground, on the street or in the cloud. Every day, we help deliver safe, clean drinking water to millions of people. Our Commitment to Sustainability As we look to the future, our commitment to advancing our environmental, social and governance (ESG) goals will remain at the forefront of how we operate our business and positively impact our world. • Remain focused on keeping our employees safe, protecting our communities, delivering exceptional products and support to our customers and increasing cash flow

7 Commitment to Sustainability • Released first ESG Report this past December • Inaugural report reflects how sustainability has been an integral part of Mueller Water Products for many years • While highlighting our sustainability achievements to date, discussed some of the ongoing initiatives to strengthen Mueller’s focus and commitment to sustainability • Entire organization is committed to minimizing our water and energy footprints while delivering smart products that are more efficient for our customers and safer for the environment As we look to the future, our commitment to advancing our environmental, social and governance (ESG) goals will remain at the forefront of how we operate our business and positively impact our world. To learn more about Mueller Water Products’ ESG efforts, please visit the ESG page on our website.

Products and Markets

Strong Position in Broader Water Market

Leading Product Positions in Key Product Categories (1)

With over 160 years in the water utility market, Mueller Water Products has a large installed base of products used by customers for new construction and repair and replacement

	Fire Hydrants 	Iron Gate Valves 	Butterfly Valves 	Brass Products 
	#1 Product Position	#1 Product Position	#1 Product Position	#2 Product Position
MUELLER	●	●	●	●
McWane	●	●	●	
ACIPCO	●	●		
DeZURIK			●	
A.Y. McDonald				●
Ford Meter Box				●

Water-Related Revenue as a % of Total Revenue (2)

Mueller Water Products is a water-focused company with approximately two-thirds of net sales related to repair and replacement activities of utilities



100%
100%
99%
90%
90%
90%
86%
59%
38%
PNR
AQUA
AOS
MUELLER
BMI
WTS
XYL
FELE
RXN
Key Products
Water Treatment, Filtration, Aquatics/Pool, Point-of-Use
Water & Wastewater Treatment Solutions
Hot Water Heaters & Boilers, Water Treatment
Hydrants, Iron Gate & Butterfly Valves, Brass Products, Pipe Repair & Leak Detection, Metering
Water Metering
Commercial & Residential Water Products
Water Transportation, Treatment, Testing and Metering
Water Pumping Systems
Behind-the-Wall Plumbing

(1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available.
(2) Company filings and presentations and management estimates.

MUELLER Mueller Water Products 9

10 Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base

11 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities • Municipal repair and replacement remains a tailwind • More detailed customer segmentation is needed to market targeted points of differentiation to disparate users • Connecting infrastructure network to provide both predictive insight and mechanical functionality will enhance value proposition, thereby increasing adoption of products and services • Participating in training of the next generation of utility workers could be a competitive advantage • Web-enabled tools are needed to engage new generation of users • Alternative business models likely to become more attractive to utilities Implications for Mueller Regulation Climate

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2021 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

MUELLER Mueller Water Products 12

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 [1]
- 2.2 million miles of underground pipes for drinking water with 240,000 water main breaks per year [2,3]
- Up to 30% of treated water is lost or unaccounted for in the water system [5]
- Growing number of states requiring water loss audits [6]

Average age of pipe infrastructure, by region [7]



5%
17%
43%
35%
16%
32%
20%
32%
17%
17%
35%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report
(2) U.S. Environmental Protection Agency, "Drinking Water Infrastructure Needs Survey and Assessment, Sixth Report to Congress," March 2018.
(3) EPA Aging Water Infrastructure Research Program
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(5) Navigant Research
(6) National Resource Defense Council
(7) Bluefield Research, May 2018: Advanced Asset Management for Municipal Water: Global Trends & Strategies, 2018 – 2027

Water Main Break Rates Increasing [4]

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14 percent of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27 percent, from 11 to 14 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe – which make up 41 percent of the installed water mains in the U.S. and Canada – have increased by more than 40 percent over those six years
  - 82 percent of cast iron pipes are more than 50 years old and experiencing a 46 percent increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16 percent of North America's underground water infrastructure is past its design service life

MUELLER Mueller Water Products 13

14 Funding Water Utilities Infrastructure Repair (1) Bluefield Research 2019, Water Industry 4.0 Focus Report (2) Bluefield Research 2019, U.S. Private Water Utilities Report (3) RAND Corporation 2017 Report titled “Not Everything is Broken” (4) American Water Works Association 2021 Water and Wastewater Rate Survey (5) Bureau of Labor Statistics (6) Securities Industry and Financial Markets Association (SIFMA) Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1) • Around 1,100 water utilities, <2.5% of the total, serve approximately 60% of the estimated population served (>200M) (1) • Approximately 14% of the U.S. population served by privately-owned water systems, including investor-owned utilities (IOU) (2) Water Utilities in North America Market Tier (by population served) # Water Utilities % of Total Utilities Estimated Population Served % of Population Served >250,000 158 0.3% 109.3M 32.1% 50,000 – 250,000 981 1.9% 93.3M 27.4% 3,300 – 50,000 8,725 17.2% 109.9M 32.3% <3,300 40,889 80.6% 27.7M 8.1% Distribution of Water Utilities in North America (1) • For U.S. utilities, 96% funded at state and local government level (3) • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4) • CPI for water and sewerage maintenance increased 3.4% for 12 months ended June 2021 (5) • U.S. municipal bond issuance for year-to-date June 2021 period is 10.0% higher for total issuance and 35.5% higher for new capital issuance (6) • U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) Historical Water Rates vs. Other Utilities (5) 0 100 200 300 400 500 600 700 19 55 19 60 19 65 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 20 20 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items CPI Utilities (NSA 1982-1984 = 100)

Need for Digital Water Solutions Expected to Accelerate

Bluefield Research April 2020 Note

"COVID-19 is an inflection point for long-term resilience, digital transformation of water sector. The U.S. & Canada digital water market is expected to sustain sizeable top-line losses in the immediate aftermath of the COVID-19 outbreak, but the pandemic is ultimately expected to drive greater demand for digital solutions going forward."

Key Drivers for Digital Water Solutions



Aging Infrastructure and Non-Revenue Water

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2)
- 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4)
- Up to 30% of treated water is lost or unaccounted for in the water system (5)
- Growing number of states requiring water loss audits (6)



Climate Change, Water Scarcity and Population Growth

- Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 56% of U.S. experiencing drought or abnormally dry conditions (7)
- Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets
- Population growth and migration trends leading to increased urbanization



Aging Workforce and Consumer Awareness

- Aging workforce at U.S. & Canada water & wastewater utilities is projected to see significant retirements over the next ten years
- Increasing consumer awareness and demand for water quality and usage information

In this COVID-Accelerated scenario, digital spend grows at a 12-year CAGR of 8.7%, compared to 6.5%. In other words, the COVID-19 crisis is projected to advance the U.S. &. Canada digital water market by at least two to three years by the late 2020s.(1)

(1) Bluefield Research Note from April 15, 2020, "Pandemic Represents Watershed Moment for U.S. & Canada Digital Water Market"
(2) Bluefield Research 2019, Water Industry 4.0 Focus Report
(3) EPA Aging Water Infrastructure Research Program
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University. "Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year
(5) Navigant Research
(6) National Resource Defense Council
(7) U.S. Drought Monitor as of August 24, 2021 (includes contiguous 48 states)

MUELLER Mueller Water Products 15

Broad-line of Technology-enabled Products

- Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

Digital Water Category	Growth vs. Total Digital Water Market (1)
Information Management	++++
Network Management	++
Work & Asset Management	+
Metering & Customer Management	–
Plant Management	– – – –

Current Product Offerings

Sentryx™

Infrastructure Monitoring Software





Acoustic Fixed Leak Detection & Pipe Condition Assessment



Pressure Monitoring & Control



Water Quality Monitoring



AMR, AMI, Remote Disconnect Meters, Communications

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report. Estimated CAGR of 6.5% for North American Digital Water Market between 2019 and 2030.

MUELLER Mueller Water Products 16

17 SentryxTM will Connect Products that “Close the Loop” with Water Network Administrators & Assets A digital services platform for water utilities to monitor, operate and monetize water distribution networks. Remote Flushing Mobile Workforce Management Water Quality Metering & Flow Measurement Pressure Management Leak Detection Data Analytics Monitor Drive insights to inform decision making process Control Automatic control of network assets & mobile workforce Manage Data from multiple devices feeds machine learning models to create actionable insights Optimize Extend Asset Life. Optimize and Prioritize Expenditures.

i2O Water Provides Next Generation Pressure Management Solutions Complementary to Mueller's Existing Products (Leak Detection, Control Valves, Software)

- Enhances and expands technology product offerings for pressure management solutions including sensors, controllers and software:
  - Pressure data loggers, advanced pressure valve controllers and network analytics to reduce water loss
  - Enable clients to monitor, analyze and control water networks to reduce leakage, reduce energy consumption and improve supply
- Well-recognized brand outside of North America with >100 customers in over 45 countries, largely in Europe and Asia; success with large utilities
- Pressure information works synergistically with Echologics acoustic leak technology and pressure valve controllers work with our Singer pressure control valves
- Expect to offer products and solutions to North American customers this quarter
- Closed the acquisition in mid-June; results part of Technologies segment

Pressure Loggers

- Monitor flow and pressure throughout your network using cellular data backhaul
- Deliver timely and valuable data you can rely on for decision making



PRV Controllers

- Pressure Reducing Valve (PRV) controller used with logger and pilot valve (APV) to regulate the pressure in water networks
- Highly secure, data can easily be integrated with other systems



Network Analytics

- Monitoring and analytics software platform
- Brings together network-relevant data to maximize actionable insights



MUELLER Mueller Water Products 18

19 Large Capital Projects Large Casting Foundry Brass Foundry Specialty Manufacturing • Expect capital expenditures as a percent of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL • Three large capital projects expected to account for total capital spending around $140M and expected to drive approximately $30M of annualized incremental gross profit from cost savings and increased sales, after all are complete and at full run rate • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increase revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Chattanooga, TN • Expected completion 2020* • Expands domestic manufacturing capabilities and leverages additive manufacturing technologies to foundries for large gate and specialty valves • Decatur, IL • Expected completion 2023* • Replacing century-old plant with new state-of-the- art facility to drive efficiencies and expand product development capabilities • Kimball, TN • Expected completion 2023* • Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location * Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products

Financial Performance

21 Q3 2021 Consolidated Financial Highlights* • Net sales of $310.5M increased $82.0M, or 35.9%, driven by increased volumes at both Infrastructure and Technologies and higher pricing • Gross profit was $105.4M with a gross margin of 33.9%, and gross margin increased 80 basis points versus the prior year − Benefits from increased volumes and higher pricing partially offset by higher costs associated with inflation − Total material costs increased 13% year-over-year in the quarter primarily driven by higher raw materials, which increased double-digits sequentially − Net price realization improved sequentially; price-cost relationship negative again this quarter given rapidly rising inflation, particularly for raw materials • Generated $46.6M of adjusted operating income compared to $28.6M in the prior year quarter • Reported adjusted EBITDA of $62.6M as compared with $43.8M in the prior year quarter with adjusted EBITDA margin of 20.2% • For the last twelve months, adjusted EBITDA was $215.6M, or 20.1% of net sales** • Adjusted net income per share of $0.18 compared with $0.11 in the prior year $ in millions except per share amounts Third Quarter 2021 2020 Net sales $ 310.5 $ 228.5 Gross profit $ 105.4 $ 75.7 Gross margin 33.9% 33.1% Adj. operating income $ 46.6 $ 28.6 Adj. operating margin 15.0% 12.5% Adj. EBITDA $ 62.6 $ 43.8 Adj. EBITDA margin 20.2% 19.2% Adj. net income per share $ 0.18 $ 0.11 3Q21 results exclude $16.7 million of debt extinguishment charges as a part of refinancing, $3.9 million of strategic reorganization and other charges and tax benefits of $5.8 million 3Q20 results exclude $8.6 million of strategic reorganization and other charges and tax benefits of $2.0 million * Provided with Q3FY21 earnings press release and presentation on August 4 & 5, 2021. ** For LTM 3Q21, the denominator in the adjusted margin calculations shown for Infrastructure and Consolidated excludes net sales of $6.0M associated with the elimination of the one-month reporting lag.

22 Key Q3 Updates (Pricing, Inflation, End Markets) • Raw material inflation accelerated during the third quarter impacting gross margins • Announced third price increase this year across many of our product lines during the third quarter • Price-cost more challenging in Q3 vs. Q2 due to the magnitude of the inflationary increases, especially raw materials, the lag between pricing actions and realization, and the level of orders • Sharp recovery in demand coupled with supply constraints have led to record backlogs for products and extended the normal lag between the timing of inflation and realization of our pricing actions • As a result of the market conditions, do not expect to see an improved price-cost relationship until fiscal 2022 • As seen in the past, when we look over the full cycle of the inflation and price movements, do expect to more than cover the inflationary expenses Pricing and Inflation End Markets • End markets improved during the quarter as municipal spending continues to recover from the pandemic and residential construction continues to see strong demand for single-family homes • Q3 very strong with June starts at a 1.6M seasonally adjusted annual rate • Expect growth in housing starts to begin moderate over coming quarters as we lap the surge in starts we experienced in our fiscal fourth quarter last year • Believe the supply challenges that have helped push out new lot development and construction into 2022 support a normalized level of housing starts • Outlook on municipal end market more favorable than last quarter, primarily due to pick-up in repair and replacement portion of the market • Project portion of the business is slowly improving; still seeing some delays attributable to the pandemic • Remain hopeful that an infrastructure bill will be passed as certain utilities could benefit, depending on their projects and financial status * Provided with Q3FY21 earnings presentation on August 5, 2021.

23 Full-Year Fiscal 2021 Outlook* • Due to the high level of demand coming out of the pandemic and supply constraints, believe that distributors have not been able to increase inventories to pre-pandemic levels • Dynamic has resulted in an all-time high backlog for Infrastructure-related products with orders continuing strong through July • Due to another strong quarter this year, increasing our 2021 annual guidance for the third consecutive time, which includes anticipated end market growth and ongoing challenges with the relationship between pricing and inflation • Updated Full-Year Fiscal 2021 Outlook: − Consolidated Net Sales Growth: 14-16% compared to previous guidance for 8-10% growth − Adjusted EBITDA Growth: 13-15% compared to previous guidance for 9-12% growth − Continue to expect to increase cash balances in the fourth quarter • Other items include: − Total SG&A expenses between $218M and $222M − Interest expense, net between $23M and $24M − Effective income tax rate between 25% and 27% − Depreciation and amortization between $60M and $62M − Capital expenditures between $75M and $80M * Provided with Q3FY21 earnings press release and presentation on August 4 & 5, 2021.

24 Free Cash Flow • Net cash provided by operating activities for nine month period improved $45.5M to $123.3M, primarily driven by higher earnings and $22.0M Walter Energy tax payment* in 2020 • Invested $46.1M in capital expenditures during nine month period compared to the $51.2M in prior year period • Free cash flow for the nine month period improved $50.6M to $77.2M compared with the free cash flow of $26.6M for the same period of the prior year $26.6 $77.2 $51.2 $46.1 $77.8 $123.3 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 YTD Q3FY20* YTD Q3FY21 $ in m ill io ns Capital expenditures Free cash flow Cash provided by operating activities * Both cash provided by operating activities and free cash flow for YTD Q3FY20 include the pre-tax $22.0M payment (FY20 impact of $16.6M net of the tax benefit) associated with the Walter Energy tax settlement

Strong, Flexible Balance Sheet with Ample Liquidity and Capacity

- During Q3FY21, redeemed 5.5% Senior Notes due 2026 and privately issued $450M 4.0% Senior Notes due 2029
- Expect to realize annualized net interest expense savings of $6.9M due to the refinancing
- Moody's upgraded Corporate and Notes Ratings to Ba1 during quarter

Credit Rating	• Moody's: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable Outlook
Debt Structure	• $450M of 4.0% Senior Unsecured Notes (matures June 2029) • Asset based lending agreement ("ABL") provides up to $175M revolving credit facility subject to borrowing base (LIBOR + 200 basis points) with none outstanding (terminates July 29, 2025)
Net Debt Leverage & Liquidity	• $218.0M net debt with total debt of $446.6M* and total cash of $228.6M • Net debt leverage was 1.0x at June 30, 2021 vs. 1.5x at June 30, 2020 • No debt maturities prior to June 2029 • $373.7M of total liquidity including $145.1M of excess availability under the ABL, based on June 30, 2021 data
Financial Covenants	• No financial maintenance covenants on Senior Unsecured Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

Debt Maturities



$ in millions
$500
$400
$300
$200
$100
$0
No debt repayments prior to June 2029
$450
FY21
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29

* 4.0% Senior Unsecured Notes include $5.5M of deferred financing costs

MUELLER Mueller Water Products 25

26 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow to support our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Board of Directors has paid quarterly dividend since becoming a publicly-traded company and increased quarterly dividend 6 times starting in May 2015 – Ended voluntary suspension on share repurchases instituted as a cautionary measure resulting from the pandemic Shareholders 29% Balance Sheet 12% Strategic Investments 59% $240M to Shareholders - $140M dividends - $100M share repurchases Cash Allocation since December 31, 2016 (Through June 30, 2021) $485M to Strategic Investments - $293M capital expenditures - $192M acquisitions (1) (2) (1) Includes consolidated capital expenditures and cash paid for acquisitions of Krausz Industries, Singer Valve, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets) (2) Includes debt retirement and pension plan payments ($35M pension settlement in Q4FY17 and $2M to exit Canadian and multiemployer plans), and includes $22M payment for Walter Tax Settlement) Capital Allocation Priorities

27 Investment Highlights LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION

Supplemental Data

29 History of Strong Financial Performance $793 $801 $826 $916 $968 $964 $0 $200 $400 $600 $800 $1,000 $1,200 FY15 FY16 FY17 FY18 FY19 FY20 Consolidated Net Sales ($ in millions) $143 $156 $164 $180 $198 $191 18.1% 19.5% 19.8% 19.7% 20.5% 19.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 FY15 FY16 FY17 FY18 FY19 FY20 Consolidated Adjusted EBITDA (1) and Adjusted EBITDA Margin ($ in millions) NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $51.7M in FY2015, $23.8M in FY2016, $21.2M in FY2017, $19.7M in FY2018, $43.3M in FY2019 and $13.2M in FY2020. • Over last five years (FY15 to FY20), delivered 4.0% net sales CAGR with 5.9% adjusted EBITDA CAGR • Adjusted EBITDA margin improved 170 bps. over the last five years (FY15 to FY20)

30 Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006 and $650M since September 30, 2008 • Total debt of $446.6M and total cash of $228.6M leading to net debt leverage of 1.0x at June 30, 2021 with $145.1M of excess availability under the ABL, based on June 30, 2021 data • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $541 $489 $484 $481 $445 $446 $448 $447 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Q3FY21 Total Debt ($ in millions)

‹#›31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Quarter ended June 30, 2021 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 287.3 $ 23.2 $ — $ 310.5 Gross profit $ 101.1 $ 4.3 $ — $ 105.4 Selling, general and administrative expenses 36.9 7.0 14.9 58.8 Strategic reorganization and other charges 0.2 — 3.7 3.9 Operating income (loss) $ 64.0 $ (2.7) $ (18.6) $ 42.7 Operating margin 22.3% (11.6)% 13.8 % Capital expenditures $ 13.8 $ 1.2 $ — $ 15.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 14.4 Strategic reorganization and other charges 3.9 Loss on early extinguishment of debt 16.7 Income tax benefit of adjusting items (5.8) Adjusted net income $ 29.2 Weighted average diluted shares outstanding 159.3 Adjusted net income per diluted share $ 0.18

‹#›32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2021 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 14.4 Loss on early extinguishment of debt 16.7 Income tax expense (1) 5.6 Interest expense, net(1) 6.8 Pension benefit other than service (1) (0.8) Operating income (loss) $ 64.0 $ (2.7) $ (18.6) $ 42.7 Strategic reorganization and other charges 0.2 — 3.7 3.9 Adjusted operating income (loss) 64.2 (2.7) (14.9) 46.6 Pension benefit other than service — — 0.8 0.8 Depreciation and amortization 13.0 2.1 0.1 15.2 Adjusted EBITDA $ 77.2 $ (0.6) $ (14.0) $ 62.6 Adjusted operating margin 22.3% (11.6)% 15.0 % Adjusted EBITDA margin 26.9% (2.6)% 20.2 % Adjusted EBITDA $ 77.2 $ (0.6) $ (14.0) $ 62.6 Three prior quarters’ adjusted EBITDA 189.4 (2.2) (34.2) 153.0 Trailing twelve months’ adjusted EBITDA $ 266.6 $ (2.8) $ (48.2) $ 215.6 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 445.6 Total debt 446.6 Less cash and cash equivalents 228.6 Net debt $ 218.0 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.0x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 60.1 Less capital expenditures (15.0) Free cash flow $ 45.1 (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 209.4 $ 19.1 $ — $ 228.5 Gross profit (1) $ 73.3 $ 2.4 $ — $ 75.7 Selling, general and administrative expenses 29.7 6.0 11.4 47.1 Strategic reorganization and other charges — — 8.6 8.6 Operating income (loss) $ 43.6 $ (3.6) $ (20.0) $ 20.0 Operating margin 20.8% (18.8)% 8.8 % Capital expenditures $ 13.4 $ 0.5 $ — $ 13.9 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 11.2 Strategic reorganization and other charges 8.6 Income tax benefit of adjusting items (2.0) Adjusted net income $ 17.8 Weighted average diluted shares outstanding 158.5 Adjusted net income per diluted share $ 0.11 (1) Net sales and gross profit associated with certain products have been reclassified as Technologies segment items to conform to the current period presentation. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 11.2 Income tax expense (2) 3.4 Interest expense, net (2) 6.1 Pension benefit other than service (2) (0.7) Operating income (loss) $ 43.6 $ (3.6) $ (20.0) $ 20.0 Strategic reorganization and other charges — — 8.6 8.6 Adjusted operating income (loss) 43.6 (3.6) (11.4) 28.6 Pension benefit other than service — — 0.7 0.7 Depreciation and amortization 12.2 2.3 — 14.5 Adjusted EBITDA $ 55.8 $ (1.3) $ (10.7) $ 43.8 Adjusted operating margin 20.8% (18.8)% 12.5 % Adjusted EBITDA margin 26.6% (6.8)% 19.2 % Adjusted EBITDA $ 55.8 $ (1.3) $ (10.7) $ 43.8 Three prior quarters’ adjusted EBITDA 173.5 0.5 (27.9) 146.1 Trailing twelve months’ adjusted EBITDA $ 229.3 $ (0.8) $ (38.6) $ 189.9 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.2 Long-term debt 446.4 Total debt 447.6 Less cash and cash equivalents 170.7 Net debt $ 276.9 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.5x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 80.8 Less capital expenditures (13.9) Free cash flow $ 66.9 (1) Net sales and gross profit associated with certain products have been reclassified as Technologies segment items to conform to the current period presentation. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2021 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 750.1 $ 65.3 $ — $ 815.4 Gross profit $ 261.1 $ 11.1 $ — $ 272.2 Selling, general and administrative expenses 103.3 19.9 39.0 162.2 Strategic reorganization and other (credits) charges (2) (0.4) — 6.5 6.1 Operating income (loss) (1) $ 158.2 $ (8.8) $ (45.5) $ 103.9 Operating margin 21.1% (13.5)% 12.7 % Capital expenditures $ 43.3 $ 2.7 $ 0.1 $ 46.1 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 52.0 Strategic reorganization and other charges 6.1 Loss on early extinguishment of debt 16.7 Inventory restructuring write-down 2.4 Benefit of one-month results related to elimination of reporting lag (1.4) Income tax benefit of adjusting items (6.3) Adjusted net income $ 69.5 Weighted average diluted shares outstanding 159.0 Adjusted net income per diluted share $ 0.44 (1) As a result of the elimination of the one-month lag, the nine month period ended June 30, 2021 includes an additional $6.0 million of net sales, and an additional $1.4 million in operating income in Infrastructure and Consolidated. (2) Cost of sales includes $2.4 million in Inventory write-downs and Strategic reorganization and other charges include $1.8 million in termination benefits, both associated with the announced closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) The denominator in the adjusted margin calculations shown for Infrastructure and Consolidated excludes net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›36 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2021 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 52.0 Loss on early extinguishment of debt 16.7 Income tax expense (4) 18.6 Interest expense, net (4) 19.0 Pension benefit other than service (4) (2.4) Operating income (loss) $ 158.2 $ (8.8) $ (45.5) $ 103.9 Strategic reorganization and other (credits) charges (0.4) — 6.5 6.1 Inventory restructuring write-down 2.4 — — 2.4 Benefit of one-month results related to elimination of reporting lag (1.4) — — (1.4) Adjusted operating income (loss) 158.8 (8.8) (39.0) 111.0 Pension benefit other than service — — 2.4 2.4 Depreciation and amortization 38.2 6.2 0.2 44.6 Adjusted EBITDA $ 197.0 $ (2.6) $ (36.4) $ 158.0 Adjusted operating margin (3) 21.3% (13.5)% 13.7 % Adjusted EBITDA margin (3) 26.5% (4.0)% 19.5 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 123.3 Less capital expenditures (46.1) Free cash flow $ 77.2 (1) As a result of the elimination of the one-month lag, the nine month period ended June 30, 2021 includes an additional $6.0 million of net sales, and an additional $1.4 million in operating income in Infrastructure and Consolidated. (2) Cost of sales includes $2.4 million in Inventory write-downs and Strategic reorganization and other charges include $1.8 million in termination benefits, both associated with the announced closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) The denominator in the adjusted margin calculations shown for Infrastructure and Consolidated excludes net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›37 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 641.6 $ 57.2 $ — $ 698.8 Gross profit (1) $ 225.4 $ 8.9 $ — $ 234.3 Selling, general and administrative expenses 95.6 18.9 31.8 146.3 Strategic reorganization and other charges 0.4 — 11.5 11.9 Operating income (loss) $ 129.4 $ (10.0) $ (43.3) $ 76.1 Operating margin 20.2% (17.5)% 10.9 % Capital expenditures $ 49.1 $ 1.8 $ 0.3 $ 51.2 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 45.3 Walter Energy accrual 0.2 Strategic reorganization and other charges 11.9 Income tax benefit of adjusting items (2.8) Adjusted net income $ 54.6 Weighted average diluted shares outstanding 158.6 Adjusted net income per diluted share $ 0.34 (1) Net sales and gross profit associated with certain products have been reclassified as Technologies segment items to conform to the current period presentation. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

‹#›38 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 45.3 Income tax expense (2) 13.3 Interest expense, net (2) 19.5 Walter Energy accrual 0.2 Pension benefit other than service (2) (2.2) Operating income (loss) $ 129.4 $ (10.0) $ (43.3) $ 76.1 Strategic reorganization and other charges 0.4 — 11.5 11.9 Adjusted operating income (loss) 129.8 (10.0) (31.8) 88.0 Pension benefit other than service — — 2.2 2.2 Depreciation and amortization 36.3 6.4 0.1 42.8 Adjusted EBITDA $ 166.1 $ (3.6) $ (29.5) $ 133.0 Adjusted operating margin 20.2% (17.5)% 12.6 % Adjusted EBITDA margin 25.9% (6.3)% 19.0 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 77.8 Less capital expenditures (51.2) Free cash flow $ 26.6 (1) Net sales and gross profit associated with certain products have been reclassified as Technologies segment items to conform to the current period presentation. (2) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.

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